Exhibit 10.38

AMENDMENT LETTER NO. 9

Globalstar, Inc. (the “Borrower”)
461 South Milpitas Blvd.
Milpitas
CA 95035
United States of America
Attention: James Monroe III

6 March 2012

Dear Sirs,

Facility Agreement dated 5 June 2009 between the Borrower, BNP Paribas, Société Générale, Natixis, Crédit Agricole Corporate and Investment Bank and Crédit Industriel et Commercial as the Mandated Lead Arrangers, BNP Paribas as the Security Agent and the COFACE Agent and the banks and financial institutions listed in Schedule 1 thereto as the Original Lenders as amended pursuant to the Amendment Letters (as defined below) (the “Facility Agreement”).

1.	INTRODUCTION

(a) We refer to:

(i) the Facility Agreement;

(ii)	the first amendment letter to the Facility Agreement dated 29 June 2009 and entered into between, amongst others, the Obligors and the other parties to the Facility Agreement;

(iii)	the second amendment letter to the Facility Agreement dated 9 April 2010 and entered into between, amongst others, the Obligors and the other parties to the Facility Agreement;

(iv)	the third amendment and cancellation letter to the Facility Agreement dated 28 October 2010 and entered into between, amongst others, the Obligors and the other parties to the Facility Agreement;

(v)	the fourth amendment letter to the Facility Agreement dated 22 December 2010 and entered into between, amongst others, the Obligors and the other parties to the Facility Agreement (“Amendment Letter No.4”);

(vi)	the fifth amendment letter to the Facility Agreement dated 16 March 2011 and entered into between, amongst others, the Obligors and the other parties to the Facility Agreement;

(vii)	the sixth amendment letter to the Facility Agreement dated 30 March 2011 and entered into between, amongst others, the Obligors and certain other parties to the Facility Agreement (“Amendment Letter No.6”);

(viii)	the seventh deed of waiver and amendment to the Facility Agreement dated 30 September 2011 and entered into between, amongst others, the Obligors and certain other parties to the Facility Agreement (“Amendment Letter No.7”); and

(ix)	the eighth amendment letter to the Facility Agreement dated 23 January 2012 and entered into between, amongst others, the Obligors and the other parties to the Facility Agreement (“Amendment Letter No.8”), such letters and deed referred to in paragraphs (a)(ii) to (ix) (inclusive), together the “Amendment Letters”.

(b)	Terms and expressions defined in the Facility Agreement shall, unless the context otherwise requires, have the same meaning when used in this Letter.

(c)	In the case of any conflict between the terms of this Letter and the terms of any other Finance Document, the terms of this Letter shall govern and control as between the parties to this Letter.

(d)	It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document as a deed.

(e)	Unless a contrary indication appears, a reference in the Facility Agreement to the “date of this Agreement” shall be the original date of the Facility Agreement, being 5 June 2009.

2.	Amendments

With effect from the date of this letter, and provided that the Condition (as such term is defined in paragraph 4 (Condition) below) has been satisfied in full, the Facility Agreement shall be amended as follows:

2.1	The definition of “Availability Period” in Clause 1.1 (Definitions) of the Facility Agreement (as amended by Amendment Letter No.8) shall be amended as follows:

““Availability Period” means the period from and including the date of this Agreement to and including 31 December 2012.”

2.2	The definition of “Final Maturity Date” in Clause 1.1 (Definitions) of the Facility Agreement shall be amended as follows:

““Final Maturity Date” means the date that is eighty four (84) Months after the First Repayment Date.”

2.3	The definition of “First Repayment Date” in Clause 1.1 (Definitions) of the Facility Agreement (as amended by Amendment Letter No.4) shall be amended as follows:

““First Repayment Date” means the date that is six (6) Months after the earlier of:

(a) the date that is two (2) Months after the last Launch; or

(b) 31 December 2012.”

2.4	Clause 20.3 (Adjusted Consolidated EBIDTA) of the Facility Agreement (as amended by Amendment Letter No.4) shall be amended by deleting the table and replacing it with the table below:

Item No.	Column 1 - Relevant Period	Column 2 – Amount
1.	Relevant Period commencing on 1 January 2009 and expiring 31 December 2009.	(US$25,000,000)
2.	Relevant Period commencing on 1 July 2009 and expiring 30 June 2010.	(US$21,000,000)
3.	Relevant Period commencing on 1 January 2010 and expiring 31 December 2010.	(US$15,000,000)
4.	Relevant Period commencing on 1 July 2010 and expiring 30 June 2011.	(US$15,000,000)
5.	Relevant Period commencing on 1 January 2011 and expiring 31 December 2011.	(US$8,000,000)
6.	Relevant Period commencing on 1 July 2011 and expiring 30 June 2012.	(US$5,000,000)
7.	Relevant Period commencing on 1 January 2012 and expiring 31 December 2012.	US$7,000,000
8.	Relevant Period commencing on 1 July 2012 and expiring 30 June 2013.	US$65,000,000
9.	Relevant Period commencing on 1 January 2013 and expiring 31 December 2013.	US$78,000,000

2.5	Clause 20.4 (Debt Service Coverage Ratio) of the Facility Agreement (as amended by Amendment Letter No.4) shall be deleted in its entirety and replaced by the following:

“(a)	Subject to paragraph (b) below, the Borrower shall ensure that the Debt Service Coverage Ratio in respect of any Relevant Period (including (without double-counting) any Equity Cure Contribution made in accordance with Clause 23.2(c) (Financial Covenants) provided that any Equity Cure Contribution shall only be counted in the calculation of Liquidity for such purpose) specified in column 1 (Column 1 – Relevant Period) below shall not be less than the ratio set out in column 2 (Column 2 – Ratio) below opposite that Relevant Period.

(b)	The Borrower shall only be obliged to comply with the ratios set out in item numbers 2 and 3 below to the extent that the First Repayment Date falls in 2012.”

Item No.	Column 1 - Relevant Period	Column 2 – Ratio
1.	To the extent that the First Repayment Date falls in 2011, Relevant Period commencing on 1 January 2011 and expiring 31 December 2011.	1.00:1
2.	Relevant Period commencing on 1 July 2011 and expiring 30 June 2012.	1.00:1
3.	Relevant Period commencing on 1 January 2012 and expiring 31 December 2012.	1.00:1
4.	Relevant Period commencing on 1 July 2012 and expiring 30 June 2013.	1.05:1
5.	Relevant Period commencing on 1 January 2013 and expiring 31 December 2013.	1.10:1
6.	Relevant Period commencing on 1 July 2013 and expiring 30 June 2014.	1.15:1
7.	Relevant Period commencing on 1 January 2014 and expiring 31 December 2014.	1.20:1
8.	Relevant Period commencing on 1 July 2014 and expiring 30 June 2015.	1.25:1
9.	Relevant Period commencing on 1 January 2015 and expiring 31 December 2015.	1.30:1
10.	Relevant Period commencing on 1 July 2015 and expiring 30 June 2016.	1.40:1
11.	Relevant Period commencing on 1 January 2016 and expiring 31 December 2016.	1.50:1
12.	Relevant Period commencing on 1 July 2016 and expiring 30 June 2017.	1.50:1
13.	Relevant Period commencing on 1 January 2017 and expiring 31 December 2017.	1.50:1
14.	Relevant Period commencing on 1 July 2017 and expiring 30 June 2018.	1.50:1
15.	Relevant Period commencing on 1 January 2018 and expiring 31 December 2018.	1.50:1

Item No.	Column 1 - Relevant Period	Column 2 – Ratio
16.	Relevant Period commencing on 1 July 2018 and expiring 30 June 2019.	1.50:1
17.	Relevant Period commencing on 1 January 2019 and expiring 31 December 2019.	1.50:1

2.6	Clause 20.5 (Net Debt to Adjusted Consolidated EBITDA) of the Facility Agreement shall be deleted in its entirety and replaced by the following:

“(a)	Subject to paragraph (b) below, the Borrower shall ensure that the ratio of Net Debt to Adjusted Consolidated EBITDA in respect of any Relevant Period (and calculated on the ending balance of the Relevant Period (subject to Clause 23.2(c) (Financial Covenants) without double-counting provided that (a) any Equity Cure Contribution shall only be counted in the calculation of Liquidity for such purpose)) specified in column 1 (Column 1 – Relevant Period) below shall not be greater than the ratio set out in column 2 (Column 2 – Ratio) below opposite that Relevant Period.

(b)	The Borrower shall only be obliged to comply with the ratio set out in item number 1 below to the extent that the First Repayment Date falls in 2012.”

Item No.	Column 1 - Relevant Period	Column 2 – Ratio
1.	Relevant Period commencing on 1 January 2012 and expiring 31 December 2012.	9.90:1
2.	Relevant Period commencing on 1 July 2012 and expiring 30 June 2013.	7.25:1
3.	Relevant Period commencing on 1 January 2013 and expiring 31 December 2013.	5.60:1
4.	Relevant Period commencing on 1 July 2013 and expiring 30 June 2014.	4.75:1
5.	Relevant Period commencing on 1 January 2014 and expiring 31 December 2014.	4.00:1
6.	Relevant Period commencing on 1 July 2014 and expiring 30 June 2015.	3.50:1
7.	Relevant Period commencing on 1 January 2015 and expiring 31 December 2015.	3.00:1
8.	Relevant Period commencing on 1 July 2015 and expiring 30 June 2016.	2.75:1
9.	Relevant Period commencing on 1 January 2016 and expiring 31 December 2016.	2.50:1

Item No.	Column 1 - Relevant Period	Column 2 – Ratio
10.	Relevant Period commencing on 1 July 2016 and expiring 30 June 2017.	2.50:1
11.	Relevant Period commencing on 1 January 2017 and expiring 31 December 2017.	2.50:1
12.	Relevant Period commencing on 1 July 2017 and expiring 30 June 2018.	2.50:1
13.	Relevant Period commencing on 1 January 2018 and expiring 31 December 2018.	2.50:1
14.	Relevant Period commencing on 1 July 2018 and expiring 30 June 2019.	2.50:1
15.	Relevant Period commencing on 1 January 2019 and expiring 31 December 2019.	2.50:1

2.7	Clause 23.17 (Failure to bring Satellites in Service) of the Facility Agreement (as amended by Amendment Letter No.4 and Amendment Letter No.7) shall be deleted in its entirety and replaced by the following:

“The Borrower has failed to achieve:

(a)	Individual In-Orbit Acceptance with respect to (i) six (6) Satellites delivered under the Satellite Construction Contract by 30 March 2011; and (ii) eighteen (18) Satellites delivered under the Satellite Construction Contract by 1 August 2012; and

(b)	Final In-Orbit Acceptance by 30 April 2013.”

2.8	Schedule 29 (Repayment Schedule) of the Facility Agreement shall be deleted in its entirety and replaced by the Schedule 29 (Repayment Schedule) set forth in Annex A to this letter.

3.	Condition

The Borrower shall pay to the COFACE Agent and each COFACE Lender the “Waiver Fee” (as such term is defined in Amendment Letter No.6) in accordance with, and pursuant to, the terms of Amendment Letter No.6 (the “Condition”).

4.	Express Amendments

Each Obligor agrees and acknowledges that, save as expressly amended in accordance with Clause 2 (Amendments) above, each Finance Document to which it is a party shall continue in full force and effect.

5.	Terms Incorporated

The provisions of the following clauses of the Facility Agreement are incorporated into this Letter, mutatis mutandis, as if set out in this Letter with references to “this Agreement” being construed as references to this Letter: clause 35 (Partial Invalidity), clause 38 (Counterparts) and clause 40 (Enforcement).

6.	Governing Law

This Letter, and all non-contractual obligations arising out of or in connection with it, shall be governed by English law.

7.	Finance Document

This Letter shall constitute a Finance Document.

8.	Confirmation

Each Obligor confirms in favour of the COFACE Agent that:

(a)	it hereby agrees to the terms and conditions of this Letter; and
(b)	notwithstanding this Letter, each Finance Document to which it is a party remains in full force and effect and the rights, duties and obligations of each Obligor are not released, discharged or otherwise impaired by this Letter.

9.	Third Parties Rights

A person who is not a party to this Letter has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

We should be grateful if you would sign and return to us the enclosed copy of this Letter by way of your acknowledgement and acceptance of the contents of this Letter. This Letter has been executed as a deed by each party hereto on the date stated at the beginning of this Letter.

Yours faithfully,

/s/ Jean Phillippe Poirier

/s/ E. Galzy

For and on behalf of

BNP Paribas

as the COFACE Agent

/s/ Jean Phillippe Poirier /s/ E. Galzy …………………………… BNP Paribas as Lender	/s/ Didier Tangley …………………………………… Société Générale as Lender
/s/ Jean-Louis Viala /s/ Romain Renaux …………………………………… Natixis as Lender	/s/ Laurence Coppalle /s/ Sophia Sinclair …………………………………… Crédit Agricole Corporate and Investment Bank as Lender
/s/ Thomas Giroud /s/ Francois Guiffart …………………………………… Crédit Industriel et Commercial as Lender

Acknowledged and agreed For and on behalf of Globalstar, Inc. as Borrower /s/ James Monroe III By: James Monroe III Title: Chairman Date: 6 March 2012	Acknowledged and agreed For and on behalf of Thermo Funding Company LLC as Obligor /s/ James Monroe III By: James Monroe III Title: Manager Date: 6 March 2012
Acknowledged and agreed For and on behalf of GSSI, LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 6 March 2012	Acknowledged and agreed For and on behalf of Globalstar Security Services, LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 6 March 2012
Acknowledged and agreed For and on behalf of Globalstar C, LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 6 March 2012	Acknowledged and agreed For and on behalf of Globalstar USA, LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 6 March 2012

Acknowledged and agreed For and on behalf of Globalstar Leasing LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 6 March 2012	Acknowledged and agreed For and on behalf of Spot LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 6 March 2012
Acknowledged and agreed For and on behalf of ATSS Canada, Inc. as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 6 March 2012	Acknowledged and agreed For and on behalf of Globalstar Brazil Holdings, L.P. as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 6 March 2012
Acknowledged and agreed For and on behalf of GCL Licensee LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 6 March 2012	Acknowledged and agreed For and on behalf of GUSA Licensee LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 6 March 2012
Acknowledged and agreed For and on behalf of Globalstar Licensee LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 6 March 2012

ANNEX A

“SCHEDULE 29

REPAYMENT SCHEDULE

Repayment Date	Principal Repayment Percentage
First Repayment Date (“FRD”)	2.85%
FRD + 6 Months	2.99%
FRD + 12 Months	5.07%
FRD + 18 Months	5.24%
FRD + 24 Months	5.38%
FRD + 30 Months	5.55%
FRD + 36 Months	5.70%
FRD + 42 Months	5.88%
FRD + 48 Months	6.04%
FRD + 54 Months	7.90%
FRD + 60 Months	8.20%
FRD + 66 Months	9.60%
FRD + 72 Months	9.70%
FRD + 78 Months	9.80%
Final Maturity Date	10.10%